                                                                    Exhibit 99.6

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------------
CASE NAME: OK Turbines, Inc.                            ACCRUAL BASIS
----------------------------------------------

----------------------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------------

----------------------------------------------
JUDGE: Barbara J. Houser
----------------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                          MONTH ENDING: JULY 31, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Jessica L. Wilson                            Chief Accounting Officer
---------------------------------------     ------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY             TITLE

Jessica L. Wilson                                  8/20/01
---------------------------------------     ------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY DATE              DATE

PREPARER:

/s/ Kevin K. Craig                               Corporate Controller
---------------------------------------     ------------------------------------
ORIGINAL SIGNATURE OF PREPARER                      TITLE

Kevin K. Craig                                     8/20/01
---------------------------------------     ------------------------------------
PRINTED NAME OF PREPARER                            DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

  ----------------------------------------------
  CASE NAME: OK Turbines, Inc.                               ACCRUAL BASIS-1
  ----------------------------------------------

  ----------------------------------------------
  CASE NUMBER: 400-42146-BJH-11                      02/13/95, RWD, 2/96
  ----------------------------------------------


  ----------------------------------------------

  COMPARATIVE BALANCE SHEET

--------------------------------------------------------------------------------------------------------------------
                                                       SCHEDULE             MONTH            MONTH        MONTH
                                                                       -----------------------------------------
  ASSETS                                                AMOUNT            July 2001
  --------------------------------------------------------------------------------------------------------------
  1.      UNRESTRICTED CASH                            $  299,835         $  301,181            $0           $0
  --------------------------------------------------------------------------------------------------------------
  2.      RESTRICTED CASH                              $        0         $        0            $0           $0
  --------------------------------------------------------------------------------------------------------------
  3.      TOTAL CASH                                   $  299,835         $  301,181            $0           $0
  --------------------------------------------------------------------------------------------------------------
  4.      ACCOUNTS RECEIVABLE (NET)                    $  569,077         $  438,363            $0           $0
  --------------------------------------------------------------------------------------------------------------
  5.      INVENTORY                                    $4,135,448         $4,585,650            $0           $0
  --------------------------------------------------------------------------------------------------------------
  6.      NOTES RECEIVABLE                             $        0         $        0            $0           $0
  --------------------------------------------------------------------------------------------------------------
  7.      PREPAID EXPENSES                             $        0         $        0            $0           $0
  --------------------------------------------------------------------------------------------------------------
  8.      OTHER (ATTACH LIST)                          $   30,000         $ (684,603)           $0           $0
  --------------------------------------------------------------------------------------------------------------
  9.      TOTAL CURRENT ASSETS                         $5,034,360         $4,640,591            $0           $0
  --------------------------------------------------------------------------------------------------------------
  10.     PROPERTY, PLANT & EQUIPMENT                  $  474,012         $  612,929            $0           $0
  --------------------------------------------------------------------------------------------------------------
  11.     LESS: ACCUMULATED
          DEPRECIATION/DEPLETION                       $        0         $  156,253            $0           $0
  --------------------------------------------------------------------------------------------------------------
  12.     NET PROPERTY, PLANT &
          EQUIPMENT                                    $  474,012         $  456,676            $0           $0
  --------------------------------------------------------------------------------------------------------------
  13.     DUE FROM INSIDERS                            $        0         $        0            $0           $0
  --------------------------------------------------------------------------------------------------------------
  14.     OTHER ASSETS - NET OF
          AMORTIZATION (ATTACH LIST)                   $        0         $        0            $0           $0
  --------------------------------------------------------------------------------------------------------------
  15.     OTHER (ATTACH LIST)                          $        0         $        0            $0           $0
  --------------------------------------------------------------------------------------------------------------
  16.     TOTAL ASSETS                                 $5,508,372         $5,097,267            $0           $0
  --------------------------------------------------------------------------------------------------------------
  POSTPETITION LIABILITIES
  --------------------------------------------------------------------------------------------------------------
  17.     ACCOUNTS PAYABLE                                                $   29,765            $0           $0
  --------------------------------------------------------------------------------------------------------------
  18.     TAXES PAYABLE                                                   $    7,872            $0           $0
  --------------------------------------------------------------------------------------------------------------
  19.     NOTES  PAYABLE                                                  $        0            $0           $0
    ------------------------------------------------------------------------------------------------------------
  20.     PROFESSIONAL FEES                                               $        0            $0           $0
  --------------------------------------------------------------------------------------------------------------
  21.     SECURED DEBT                                                    $        0            $0           $0
  --------------------------------------------------------------------------------------------------------------
  22.     OTHER (ATTACH LIST)                                             $        0            $0           $0
  --------------------------------------------------------------------------------------------------------------
  23.     TOTAL POSTPETITION
          LIABILITIES                                                     $   37,637            $0           $0
  --------------------------------------------------------------------------------------------------------------
  PREPETITION LIABILITIES
  --------------------------------------------------------------------------------------------------------------
  24.     SECURED DEBT                                 $        0         $        0            $0           $0
  --------------------------------------------------------------------------------------------------------------
  25.     PRIORITY DEBT                                $   28,268         $        0            $0           $0
  --------------------------------------------------------------------------------------------------------------
  26.     UNSECURED DEBT                               $  493,554         $  522,197            $0           $0
  --------------------------------------------------------------------------------------------------------------
  27.     OTHER (ATTACH LIST)                          $        0         $        0            $0           $0
  --------------------------------------------------------------------------------------------------------------
  28.     TOTAL PREPETITION LIABILITIES                $  521,822         $  522,197            $0           $0
  --------------------------------------------------------------------------------------------------------------
  29.     TOTAL LIABILITIES                            $  521,822         $  559,834            $0           $0
  --------------------------------------------------------------------------------------------------------------
  EQUITY
  --------------------------------------------------------------------------------------------------------------
  30.     PREPETITION OWNERS' EQUITY                                      $3,790,619            $0           $0
  --------------------------------------------------------------------------------------------------------------
  31.     POSTPETITION CUMULATIVE
          PROFIT OR (LOSS)                                                $  746,814            $0           $0
  --------------------------------------------------------------------------------------------------------------
  32.     DIRECT CHARGES TO EQUITY
          (ATTACH EXPLANATION)
  --------------------------------------------------------------------------------------------------------------
  33.     TOTAL EQUITY                                 $        0         $4,537,433            $0           $0
  --------------------------------------------------------------------------------------------------------------
  34.     TOTAL LIABILITIES &
          OWNERS' EQUITY                               $  521,822         $5,097,267            $0           $0
  --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

================================================================================
                                                        Monthly Operating Report

     ----------------------------------
     CASE NAME: OK Turbines, Inc.                    ACCRUAL BASIS-2
     ----------------------------------

     ----------------------------------
     CASE NUMBER: 400-42146-BJH-11                      02/13/95, RWD, 2/96
     ----------------------------------

     ----------------------------------
     INCOME STATEMENT
     ------------------------------------------------------------------------------------------------------------------------
                                                              MONTH              MONTH          MONTH             QUARTER
                                                       ---------------------------------------------------
     REVENUES                                               July 2001                                               TOTAL
     ----------------------------------------------------------------------------------------------------------------------
     1.     GROSS REVENUES                                   $215,392               $0            $0              $215,392
     ----------------------------------------------------------------------------------------------------------------------
     2.     LESS: RETURNS & DISCOUNTS                        $      0               $0            $0              $      0
     ----------------------------------------------------------------------------------------------------------------------
     3.     NET REVENUE                                      $215,392               $0            $0              $215,392
     ----------------------------------------------------------------------------------------------------------------------
     COST OF GOODS SOLD
     ----------------------------------------------------------------------------------------------------------------------
     4.     MATERIAL                                         $103,904               $0            $0              $103,904
     ----------------------------------------------------------------------------------------------------------------------
     5.     DIRECT LABOR                                     $ 40,763               $0            $0              $ 40,763
     ----------------------------------------------------------------------------------------------------------------------
     6.     DIRECT OVERHEAD                                  $  4,010               $0            $0              $  4,010
     ----------------------------------------------------------------------------------------------------------------------
     7.     TOTAL COST OF GOODS SOLD                         $148,677               $0            $0              $148,677
     ----------------------------------------------------------------------------------------------------------------------
     8.     GROSS PROFIT                                     $ 66,715               $0            $0              $ 66,715
     ----------------------------------------------------------------------------------------------------------------------
     OPERATING EXPENSES
     ----------------------------------------------------------------------------------------------------------------------
     9.     OFFICER / INSIDER COMPENSATION                   $  4,615               $0            $0              $  4,615
     ----------------------------------------------------------------------------------------------------------------------
     10.    SELLING & MARKETING                              $    667               $0            $0              $    667
     ----------------------------------------------------------------------------------------------------------------------
     11.    GENERAL & ADMINISTRATIVE                         $ 32,969               $0            $0              $ 32,969
     ----------------------------------------------------------------------------------------------------------------------
     12.    RENT & LEASE                                     $  3,019               $0            $0              $  3,019
     ----------------------------------------------------------------------------------------------------------------------
     13.    OTHER (ATTACH LIST)                               ($1,142)              $0            $0               ($1,142)
     ----------------------------------------------------------------------------------------------------------------------
     14.    TOTAL OPERATING EXPENSES                         $ 40,128               $0            $0              $ 40,128
     ----------------------------------------------------------------------------------------------------------------------
     15.    INCOME BEFORE NON-OPERATING
            INCOME & EXPENSE                                 $ 26,587               $0            $0              $ 26,587
     ----------------------------------------------------------------------------------------------------------------------
     OTHER INCOME & EXPENSES
     ----------------------------------------------------------------------------------------------------------------------
     16.    NON-OPERATING INCOME (ATT. LIST)                 $      0               $0            $0              $      0
     ----------------------------------------------------------------------------------------------------------------------
     17.    NON-OPERATING EXPENSE (ATT. LIST)                $      0               $0            $0              $      0
     ----------------------------------------------------------------------------------------------------------------------
     18.    INTEREST EXPENSE                                 $      0               $0            $0              $      0
     ----------------------------------------------------------------------------------------------------------------------
     19.    DEPRECIATION / DEPLETION                         $  4,438               $0            $0              $  4,438
     ----------------------------------------------------------------------------------------------------------------------
     20.    AMORTIZATION                                     $      0               $0            $0              $      0
     ----------------------------------------------------------------------------------------------------------------------
     21.    OTHER (ATTACH LIST)                              $      0               $0            $0              $      0
     ----------------------------------------------------------------------------------------------------------------------
     22.    NET OTHER INCOME & EXPENSES                      $  4,438               $0            $0              $  4,438
     ----------------------------------------------------------------------------------------------------------------------
     REORGANIZATION EXPENSES
     ----------------------------------------------------------------------------------------------------------------------
     23.    PROFESSIONAL FEES                                $      0               $0            $0              $      0
     ----------------------------------------------------------------------------------------------------------------------
     24.    U.S. TRUSTEE FEES                                $      0               $0            $0              $      0
     ----------------------------------------------------------------------------------------------------------------------
     25.    OTHER (ATTACH LIST)                              $      0               $0            $0              $      0
     ----------------------------------------------------------------------------------------------------------------------
     26.    TOTAL REORGANIZATION EXPENSES                    $      0               $0            $0              $      0
     ----------------------------------------------------------------------------------------------------------------------
     27.    INCOME TAX                                       $      0               $0            $0              $      0
     ----------------------------------------------------------------------------------------------------------------------
     28.    NET PROFIT (LOSS)                                $ 22,149               $0            $0              $ 22,149
     ----------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

     ----------------------------------
     CASE NAME: OK Turbines, Inc.                   ACCRUAL BASIS-3
     ----------------------------------

     ----------------------------------
     CASE NUMBER: 400-42146-BJH-11                      02/13/95, RWD, 2/96
     ----------------------------------

     -----------------------------------------------------------------------------------------------------------------------
     CASH RECEIPTS AND                                            MONTH              MONTH          MONTH         QUARTER
                                                             ---------------------------------------------------
     DISBURSEMENTS                                              July 2001                                           TOTAL
     -----------------------------------------------------------------------------------------------------------------------
     1.     CASH - BEGINNING OF MONTH                           $295,494               $0             $0           $295,494
     -----------------------------------------------------------------------------------------------------------------------
     RECEIPTS FROM OPERATIONS
     -----------------------------------------------------------------------------------------------------------------------
     2.     CASH SALES                                          $      0               $0             $0           $      0
     -----------------------------------------------------------------------------------------------------------------------
     COLLECTION OF ACCOUNTS RECEIVABLE
     -----------------------------------------------------------------------------------------------------------------------
     3.     PREPETITION                                         $    500               $0             $0           $    500
     -----------------------------------------------------------------------------------------------------------------------
     4.     POSTPETITION                                        $315,010               $0             $0           $315,010
     -----------------------------------------------------------------------------------------------------------------------
     5.     TOTAL OPERATING RECEIPTS                            $315,510               $0             $0           $315,510
     -----------------------------------------------------------------------------------------------------------------------
     NON - OPERATING RECEIPTS
     -----------------------------------------------------------------------------------------------------------------------
     6.     LOANS & ADVANCES (ATTACH LIST)                      $      0               $0             $0           $      0
     -----------------------------------------------------------------------------------------------------------------------
     7.     SALE OF ASSETS                                      $      0               $0             $0           $      0
     -----------------------------------------------------------------------------------------------------------------------
     8.     OTHER (ATTACH LIST)                                 $  1,163               $0             $0           $  1,163
     -----------------------------------------------------------------------------------------------------------------------
     9.     TOTAL NON-OPERATING RECEIPTS                        $  1,163               $0             $0           $  1,163
     -----------------------------------------------------------------------------------------------------------------------
     10.    TOTAL RECEIPTS                                      $316,673               $0             $0           $316,673
     -----------------------------------------------------------------------------------------------------------------------
     11.    TOTAL CASH AVAILABLE                                $612,167               $0             $0           $612,167
     -----------------------------------------------------------------------------------------------------------------------
     OPERATING DISBURSEMENTS
     -----------------------------------------------------------------------------------------------------------------------
     12.    NET PAYROLL                                         $109,875               $0             $0           $109,875
     -----------------------------------------------------------------------------------------------------------------------
     13.    PAYROLL TAXES PAID                                  $  8,303               $0             $0           $  8,303
     -----------------------------------------------------------------------------------------------------------------------
     14.    SALES, USE & OTHER TAXES PAID                       $      0               $0             $0           $      0
     -----------------------------------------------------------------------------------------------------------------------
     15.    SECURED / RENTAL / LEASES                           $  2,944               $0             $0           $  2,944
     -----------------------------------------------------------------------------------------------------------------------
     16.    UTILITIES                                           $  3,090               $0             $0           $  3,090
     -----------------------------------------------------------------------------------------------------------------------
     17.    INSURANCE                                           $      0               $0             $0           $      0
     -----------------------------------------------------------------------------------------------------------------------
     18.    INVENTORY PURCHASES                                 $ 95,817               $0             $0           $ 95,817
     -----------------------------------------------------------------------------------------------------------------------
     19.    VEHICLE EXPENSES                                    $      0               $0             $0           $      0
     -----------------------------------------------------------------------------------------------------------------------
     20.    TRAVEL                                              $     13               $0             $0           $     13
     -----------------------------------------------------------------------------------------------------------------------
     21.    ENTERTAINMENT                                       $    229               $0             $0           $    229
     -----------------------------------------------------------------------------------------------------------------------
     22.    REPAIRS & MAINTENANCE                               $ 65,540               $0             $0           $ 65,540
     -----------------------------------------------------------------------------------------------------------------------
     23.    SUPPLIES                                            $  4,122               $0             $0           $  4,122
     -----------------------------------------------------------------------------------------------------------------------
     24.    ADVERTISING                                         $    499               $0             $0           $    499
     -----------------------------------------------------------------------------------------------------------------------
     25.    OTHER (ATTACH LIST)                                 $ 16,804               $0             $0           $ 16,804
     -----------------------------------------------------------------------------------------------------------------------
     26.    TOTAL OPERATING DISBURSEMENTS                       $307,236               $0             $0           $307,236
     -----------------------------------------------------------------------------------------------------------------------
     REORGANIZATION EXPENSES
     -----------------------------------------------------------------------------------------------------------------------
     27.    PROFESSIONAL FEES                                   $      0               $0             $0           $      0
     -----------------------------------------------------------------------------------------------------------------------
     28.    U.S. TRUSTEE FEES                                   $  3,750               $0             $0           $  3,750
     -----------------------------------------------------------------------------------------------------------------------
     29.    OTHER (ATTACH LIST)                                 $      0               $0             $0           $      0
     -----------------------------------------------------------------------------------------------------------------------
     30.    TOTAL REORGANIZATION EXPENSES                       $  3,750               $0             $0           $  3,750
     -----------------------------------------------------------------------------------------------------------------------
     31.    TOTAL DISBURSEMENTS                                 $310,986               $0             $0           $310,986
     -----------------------------------------------------------------------------------------------------------------------
     32.    NET CASH FLOW                                       $  5,687               $0             $0           $  5,687
     -----------------------------------------------------------------------------------------------------------------------
     33.    CASH - END OF MONTH                                 $301,181               $0             $0           $301,181
     -----------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

     -------------------------------------
     CASE NAME: OK Turbines, Inc.                   ACCRUAL BASIS-4
     -------------------------------------

     -------------------------------------
     CASE NUMBER: 400-42146-BJH-11                      02/13/95, RWD, 2/96
     -------------------------------------

     --------------------------------------------------------------------------------------------------------------------------
                                                                       SCHEDULE              MONTH         MONTH         MONTH
                                                                                       ----------------------------------------
     ACCOUNTS RECEIVABLE AGING                                          AMOUNT             July 2001
     --------------------------------------------------------------------------------------------------------------------------
     1.      0-30                                                                          $154,930            $0            $0
     ---------------------------------------------------------------------------------------------------------------------------
     2.      31-60                                                                         $110,778            $0            $0
     ---------------------------------------------------------------------------------------------------------------------------
     3.      61-90                                                                         $ 41,567            $0            $0
     ---------------------------------------------------------------------------------------------------------------------------
     4.      91+                                                                           $131,088            $0            $0
     ---------------------------------------------------------------------------------------------------------------------------
     5.      TOTAL ACCOUNTS RECEIVABLE                                       $0            $438,363            $0            $0
     ---------------------------------------------------------------------------------------------------------------------------
     6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                               $      0            $0            $0
     ---------------------------------------------------------------------------------------------------------------------------
     7.      ACCOUNTS RECEIVABLE (NET)                                       $0            $438,363            $0            $0
     ---------------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------

     AGING OF POSTPETITION TAXES AND PAYABLES                                       MONTH:        July 2001
                                                                                               ---------------------------------
     ---------------------------------------------------------------------------------------------------------------------------
                                                           0-30           31-60            61-90            91+
     TAXES PAYABLE                                         DAYS           DAYS             DAYS            DAYS           TOTAL
     ---------------------------------------------------------------------------------------------------------------------------
     1.      FEDERAL                                     $     0           $0                $0             $0          $     0
     ---------------------------------------------------------------------------------------------------------------------------
     2.      STATE                                       $ 7,871           $0                $0             $0          $ 7,871
     ---------------------------------------------------------------------------------------------------------------------------
     3.      LOCAL                                       $     0           $0                $0             $0          $     0
     ---------------------------------------------------------------------------------------------------------------------------
     4.      OTHER (ATTACH LIST)                         $     0           $0                $0             $0          $     0
     ---------------------------------------------------------------------------------------------------------------------------
     5.      TOTAL TAXES PAYABLE                         $ 7,871           $0                $0             $0          $ 7,871
     ---------------------------------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------------------------------
     6.      ACCOUNTS PAYABLE                            $29,765           $0                $0             $0          $29,765
     ---------------------------------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------

     STATUS OF POSTPETITION TAXES                                                  MONTH:     July 2001
                                                                                         -------------------------------------
     -------------------------------------------------------------------------------------------------------------------------
                                                              BEGINNING            AMOUNT                             ENDING
                                                                 TAX            WITHHELD AND/         AMOUNT            TAX
     FEDERAL                                                 LIABILITY*          0R ACCRUED            PAID          LIABILITY
     -------------------------------------------------------------------------------------------------------------------------
     1.      WITHHOLDING**                                      $    0                  $0                $0           $    0
     -------------------------------------------------------------------------------------------------------------------------
     2.      FICA-EMPLOYEE**                                    $    0                  $0                $0           $    0
     -------------------------------------------------------------------------------------------------------------------------
     3.      FICA-EMPLOYER**                                    $    0                  $0                $0           $    0
     -------------------------------------------------------------------------------------------------------------------------
     4.      UNEMPLOYMENT                                       $    0                  $0                $0           $    0
     -------------------------------------------------------------------------------------------------------------------------
     5.      INCOME                                             $    0                  $0                $0           $    0
     -------------------------------------------------------------------------------------------------------------------------
     6.      OTHER (ATTACH LIST)                                $    0                  $0                $0           $    0
     -------------------------------------------------------------------------------------------------------------------------
     7.      TOTAL FEDERAL TAXES                                $    0                  $0                $0           $    0
     -------------------------------------------------------------------------------------------------------------------------
     STATE AND LOCAL
     -------------------------------------------------------------------------------------------------------------------------
     8.      WITHHOLDING                                        $    0                  $0                $0           $    0
     -------------------------------------------------------------------------------------------------------------------------
     9.      SALES                                              $7,871                  $0                $0           $7,871
     -------------------------------------------------------------------------------------------------------------------------
     10.     EXCISE                                             $    0                  $0                $0           $    0
     -------------------------------------------------------------------------------------------------------------------------
     11.     UNEMPLOYMENT                                       $    0                  $0                $0           $    0
     -------------------------------------------------------------------------------------------------------------------------
     12.     REAL PROPERTY                                      $    0                  $0                $0           $    0
     -------------------------------------------------------------------------------------------------------------------------
     13.     PERSONAL PROPERTY                                  $    0                  $0                $0           $    0
     -------------------------------------------------------------------------------------------------------------------------
     14.     OTHER (ATTACH LIST)                                $    0                  $0                $0           $    0
     -------------------------------------------------------------------------------------------------------------------------
     15.     TOTAL STATE & LOCAL                                $7,871                  $0                $0           $7,871
     -------------------------------------------------------------------------------------------------------------------------
     16.     TOTAL TAXES                                        $7,871                  $0                $0           $7,871
     -------------------------------------------------------------------------------------------------------------------------

     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

     -------------------------------------
     CASE NAME: OK Turbines, Inc.                 ACCRUAL BASIS-5
     -------------------------------------

     -------------------------------------
     CASE NUMBER: 400-42146-BJH-11                     02/13/95, RWD, 2/96
     -------------------------------------


     The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                     MONTH:        July 2001
     -------------------------------------------------                     ------------------------------------------------------
     BANK RECONCILIATIONS
                                                          Account #1              Account #2        Account #3
     ----------------------------------------------------------------------------------------------------------------------------
     A.          BANK:                                  Bank of America         Bank of America   Bank of America
                                                      ---------------------------------------------------------------
     B.           ACCOUNT NUMBER:                         15819-20089             00127-09156       00129-09155          TOTAL
                                                      ---------------------------------------------------------------
     C.           PURPOSE (TYPE):                          Operating                Payroll          Operating
     -----------------------------------------------------------------------------------------------------------------------------
     1.      BALANCE PER BANK STATEMENT                      $334,371                   $0                 $0          $334,371
     -----------------------------------------------------------------------------------------------------------------------------
     2.      ADD: TOTAL DEPOSITS NOT CREDITED                $      0                   $0                 $0          $      0
     -----------------------------------------------------------------------------------------------------------------------------
     3.      SUBTRACT: OUTSTANDING CHECKS                    $ 33,344                   $0                 $0          $ 33,344
     -----------------------------------------------------------------------------------------------------------------------------
     4.      OTHER RECONCILING ITEMS                         $      0                   $0                 $0          $      0
     -----------------------------------------------------------------------------------------------------------------------------
     5.      MONTH END BALANCE PER BOOKS                     $301,027                   $0                 $0          $301,027
     -----------------------------------------------------------------------------------------------------------------------------
     6.      NUMBER OF LAST CHECK WRITTEN                       6619             Account closed        Account closed
     -----------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------
     INVESTMENT ACCOUNTS

     --------------------------------------------------------------------------------------------------------------------------
                                                      DATE OF            TYPE OF            PURCHASE             CURRENT
     BANK, ACCOUNT NAME & NUMBER                     PURCHASE          INSTRUMENT             PRICE               VALUE
     --------------------------------------------------------------------------------------------------------------------------
     7.      N/A
     --------------------------------------------------------------------------------------------------------------------------
     8.      N/A
     --------------------------------------------------------------------------------------------------------------------------
     9.      N/A
     --------------------------------------------------------------------------------------------------------------------------
     10.     N/A
     --------------------------------------------------------------------------------------------------------------------------
     11.     TOTAL INVESTMENTS                                                                  $0                  $0
     --------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------
     CASH

     --------------------------------------------
     ---------------------------------------------------------------------------------------------------------------------------
     12.     CURRENCY ON HAND                                                                                         $    154
     ---------------------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------------------
     13.     TOTAL CASH - END OF MONTH                                                                                $301,181
     ---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   ---------------------------------------
   CASE NAME: OK Turbines, Inc.                         ACCRUAL BASIS-6
   ---------------------------------------

   ---------------------------------------
   CASE NUMBER: 400-42146-BJH-11                        02/13/95, RWD, 2/96
   ---------------------------------------

                                                        MONTH: July 2001

   ---------------------------------------
   PAYMENTS TO INSIDERS AND PROFESSIONALS
   ---------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
   CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

       ------------------------------------------------------------------------------------
                                                   INSIDERS
       ------------------------------------------------------------------------------------
                                        TYPE OF           AMOUNT            TOTAL PAID
               NAME                     PAYMENT            PAID               TO DATE
       ------------------------------------------------------------------------------------
       1.   GREGG NIMMO               Reimbursment        $1,080              $ 28,486
       -----------------------------------------------------------------------------------
       2.   GREGG NIMMO               Salary              $4,615              $ 96,057
       -----------------------------------------------------------------------------------
       3.
       -----------------------------------------------------------------------------------
       4.
       -----------------------------------------------------------------------------------
       5.
       -----------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO INSIDERS                                   $5,695              $124,543
       ------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------------------------------
                                                                  PROFESSIONALS
       -----------------------------------------------------------------------------------------------------------------------------
                                           DATE OF COURT                                                                 TOTAL
                                         ORDER AUTHORIZING        AMOUNT              AMOUNT         TOTAL PAID        INCURRED
                 NAME                         PAYMENT            APPROVED              PAID            TO DATE        & UNPAID *
       -----------------------------------------------------------------------------------------------------------------------------
       1.   N/A
       -----------------------------------------------------------------------------------------------------------------------------
       2.   N/A
       -----------------------------------------------------------------------------------------------------------------------------
       3.   N/A
       -----------------------------------------------------------------------------------------------------------------------------
       4.   N/A
       -----------------------------------------------------------------------------------------------------------------------------
       5.   N/A
       -----------------------------------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO PROFESSIONALS                                         $0                  $0               $0               $0
       -----------------------------------------------------------------------------------------------------------------------------

   *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

   -------------------------------------------------------------------------
   POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
   -------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------------------------
                                                                    SCHEDULED             AMOUNTS
                                                                     MONTHLY               PAID                TOTAL
                                                                     PAYMENTS             DURING              UNPAID
                          NAME OF CREDITOR                             DUE                 MONTH           POSTPETITION
       ------------------------------------------------------------------------------------------------------------------
       1.   City of Hollister - Building Rent                         $2,395              $2,334                  $0
       ------------------------------------------------------------------------------------------------------------------
       2.   Other                                                    various              $  609                  $0
       ------------------------------------------------------------------------------------------------------------------
       3.   N/A
       ------------------------------------------------------------------------------------------------------------------
       4.   N/A
       ------------------------------------------------------------------------------------------------------------------
       5.   N/A
       ------------------------------------------------------------------------------------------------------------------
       6.   TOTAL                                                    $2,395               $2,943                  $0
       ------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   ---------------------------------------
   CASE NAME: OK Turbines, Inc.                         ACCRUAL BASIS-7
   ---------------------------------------

   ---------------------------------------
   CASE NUMBER: 400-42146-BJH-11                        02/13/95, RWD, 2/96
   ---------------------------------------

                                                        MONTH: July 2001
                                                              -------------

        --------------------------------------------------
        QUESTIONNAIRE

        --------------------------------------------------
        ---------------------------------------------------------------------------------------------------------------------------
                                                                                                         YES                NO
        ---------------------------------------------------------------------------------------------------------------------------
        1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
               THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                         X
        ---------------------------------------------------------------------------------------------------------------------------
        2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
               OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                   X
        ---------------------------------------------------------------------------------------------------------------------------
        3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
               LOANS) DUE FROM RELATED PARTIES?                                                                             X
        ---------------------------------------------------------------------------------------------------------------------------
        4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
               THIS REPORTING PERIOD?                                                                                       X
        ---------------------------------------------------------------------------------------------------------------------------
        5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
               DEBTOR FROM ANY PARTY?                                                                                       X
        ---------------------------------------------------------------------------------------------------------------------------
        6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                 X
        ---------------------------------------------------------------------------------------------------------------------------
        7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
               PAST DUE?                                                                                                    X
        ---------------------------------------------------------------------------------------------------------------------------
        8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                             X
        ---------------------------------------------------------------------------------------------------------------------------
        9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                   X
        ---------------------------------------------------------------------------------------------------------------------------
        10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
               DELINQUENT?                                                                                                  X
        ---------------------------------------------------------------------------------------------------------------------------
        11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
               REPORTING PERIOD?                                                                                            X
        ---------------------------------------------------------------------------------------------------------------------------
        12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                              X
        ---------------------------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   ------------------------------------------------------------------------
   ------------------------------------------------------------------------

        --------------------------------------------------
        INSURANCE
        ----------------------------------------------------------------------------------------------------------------------------
                                                                                                         YES                NO
        ----------------------------------------------------------------------------------------------------------------------------
        1.     ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
               NECESSARY INSURANCE COVERAGES IN EFFECT?                                                   X
        ----------------------------------------------------------------------------------------------------------------------------
        2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                     X
        ----------------------------------------------------------------------------------------------------------------------------
        3.     PLEASE ITEMIZE POLICIES BELOW.
        ----------------------------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   ------------------------------------------------------------------------
   ------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
                                                     INSTALLMENT PAYMENTS
        ----------------------------------------------------------------------------------------------------------------------------
                    TYPE OF                                                                                   PAYMENT AMOUNT
                     POLICY                          CARRIER                      PERIOD COVERED                & FREQUENCY
        ----------------------------------------------------------------------------------------------------------------------------
               See Kitty Hawk, Inc. Case #400-42141
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

    -----------------------------------------------
    CASE  NAME: OK Turbines, Inc.                      FOOTNOTES SUPPLEMENT
    -----------------------------------------------
    -----------------------------------------------
    CASE  NUMBER: 400-42146-BJH-11                         ACCRUAL BASIS
    -----------------------------------------------

                                            MONTH:           July 2001
                                                   -----------------------------

    -----------------------------------------------------------------------------------------------------------------
    ACCRUAL BASIS FORM NUMBER    LINE NUMBER                          FOOTNOTE / EXPLANATION
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
              3                      12        All payroll is paid out of Kitty Hawk Charters, Inc. (Case #400-
    -----------------------------------------------------------------------------------------------------------------
                                     13          42142) and allocated to the Company. Related payroll
    -----------------------------------------------------------------------------------------------------------------
                                                 taxes are disbursed out of and reported at KH Charters.
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
              6                                All Professional fees related to the Reorganization of the
    -----------------------------------------------------------------------------------------------------------------
                                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
     ----------------------------------------------------------------------------------------------------------------
                                                 Company). Refer to Case # 400-42141
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
              7                                All insurance plans related to the Company are carried
    -----------------------------------------------------------------------------------------------------------------
                                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case # 400-42141.
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

=========================================================================================================================

CASE NAME: OK Turbines, Inc.

CASE NUMBER: 400-42146-BJH-11

Details of Other Items

ACCRUAL BASIS-1                                    July 2001


8.   OTHER (ATTACH LIST)                      $             (684,603)Reported
                                              ----------------------
           Intercompany Receivables                         (725,347)
           Misc                                                    -
           Security Deposit                                   40,744
                                              ----------------------
                                                            (684,603)Detail
                                              ----------------------
                                                                   - Difference

ACCRUAL BASIS-2

13.   OTHER (ATTACH LIST)                     $               (1,142)Reported
                                              ----------------------
           Bad Debt expense                                   (1,142)
                                              ----------------------
                                                              (1,142)Detail
                                              ----------------------
                                                                   - Difference

ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                     $                1,163 Reported
                                              ----------------------
           Recover NSF                                           875
           Freight refunds                                       288
                                                               1,163 Detail
                                              ----------------------
                                                                   - Difference



25.   OTHER (ATTACH LIST)                                     16,804 Reported
                                              ----------------------
           Freight                                             6,442
           Fuel                                                  242
           Outside Services                                    2,360
           Petty Cash                                             50
           Refunds                                             5,189
           Subscription                                        2,521
                                              ----------------------
                                                              16,804 Detail
                                              ----------------------
                                                                   - Difference